FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2024 USD ($)
Notes and other explanatory information [abstract]
Variable market risk description	As of December 31, 2024, if the Company’s functional currency (ILS) had strengthened/ weakened by 5% against the USD, with all other variables held constant, the loss for the year would decrease /increase by approximately $574
Increase/decrease in loss due to exchange	$ 574